UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

SCHEDULE 14A INFORMATION
________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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CHINA NATURAL GAS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA NATURAL GAS, INC.
19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xi’an, 710065, Shaanxi Province, People’s Republic of China

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders on Wednesday, December 8, 2010 at 9:30 a.m., People’s Republic of China time. The meeting will be held at Shuofang Hotel, located at No. 67 Dongxin Street, Jingbian County, Shanxi Province, People’s Republic of China.  We chose this location to give stockholders the opportunity to visit our first liquified natural gas plant, which is located nearby.  Directions to Shuofang Hotel appear on the back of the Notice of Annual Meeting of Stockholders and in the Proxy Statement.  A shuttle bus will be available to take you to Shuofeng Hotel for the Annual Meeting from Yulin Airport, Yilin City, Shanxi Province, People’s Republic of China.

We are pleased to take advantage of the United States Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. On October 29, 2010, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including our 2010 Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2009.  The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.  If you received your annual meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders and proxy card were enclosed.

The matters to be acted upon are described in the Notice of Annual Meeting of Stockholders and Proxy Statement.  Following the formal business of the meeting, we will report on our company’s operations and respond to questions from stockholders.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet, as described in the proxy materials, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the envelope provided. Instructions regarding all three methods of voting are provided on the proxy card.  If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support of and continued interest in China Natural Gas, Inc.

Sincerely, Qinan Ji Chairman and Chief Executive Officer October 29, 2010

CHINA NATURAL GAS, INC.

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS

October 29, 2010

To our Stockholders:

Notice is hereby given that the 2010 Annual Meeting of Stockholders of China Natural Gas, Inc., a Delaware corporation, will be held on Wednesday, December 8, 2010 at 9:30 a.m., People’s Republic of China time. The meeting will be held at Shuofang Hotel, located at No. 67 Dongxin Street, Jingbian County, Shanxi Province, People’s Republic of China.  We chose this location to give stockholders the opportunity to visit our first liquified natural gas plant, which is located nearby.

Only stockholders of record that own our common stock at the close of business, People’s Republic of China time, on October 19, 2010 are entitled to notice of and to vote at this meeting and any adjournment or postponement. For ten days prior to the Annual Meeting, a complete list of our stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal executive offices located at 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China.

At the meeting, we will consider the following proposals described in detail in the accompanying Proxy Statement:

1.
To elect five directors to hold office until the annual meeting of stockholders to be held in 2011 and until their respective successors are elected and qualified, or their earlier death, resignation or removal. The Board of Directors has nominated Qinan Ji, Zhiqiang Wang, Yang Xiang Dong, Carl Yeung and Lawrence W. Leighton for election as directors at the meeting.

2.	To ratify the adoption of the China Natural Gas, Inc. 2009 Employee Stock Option and Stock Award Plan.

3.
To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

YOUR VOTE IS IMPORTANT: Whether or not you plan to attend the Annual Meeting of Stockholders, please vote your shares via telephone or the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the postage-paid envelope provided with the proxy card. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business, People's Republic of China time, on October 19, 2010 or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If your shares are held of record by a broker, bank or nominee, you should provide proof of beneficial ownership as of October 19, 2010, such as your most recent account statement prior to such date, a copy of a proxy issued in your name from the record holder or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 9:30 a.m., People's Republic of China time. Check-in will begin at 8:00 a.m., and you should allow ample time for the check-in procedures.

Directions to Shuofang Hotel from Yulin Airport, Yilin City, Shanxi Province, People's Republic of China:

1.	From Yulin Airport, head northeast toward Hangyu Road.

2.	Turn left onto Hangyu Road and follow for 300 meters.

3.	Turn left onto Yuyang West Road and follow for 300 meters.

4.	Turn right onto Wenhua South Road and follow for 400 meters.

5.	Turn left onto Liuying West Road and follow for 950 meters.

6.	Turn right onto Xingyu Road and follow for 1 kilometer.

7.	Stay in the left lane and continue on Xinyu Road for 1.6 kilomters.

8.	Turn left and take the ramp to Baomao Highway.

9.	Follow Baomao Highway to Exit Jingbian East/S204 for about 160 kilometers.

10.	Follow the sign and turn left at 204 Provincial Highway.

11.	Continue on 204 Provincial Highway for about 1.2 kilometers.

12.	Turn left at Dongxin Street and continue for 92 meters, and Shuofang Hotel will be on your right hand side.

A shuttle bus will be available to take you to Shuofeng Hotel for the Annual Meeting from Yulin Airport, Yilin City, Shanxi Province, People’s Republic of China.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on December 8, 2010

Our Proxy Statement, form of proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2009 are available in the  “Investor Relations” area of our website at www.naturalgaschina.com.

CHINA NATURAL GAS, INC.

TABLE OF CONTENTS

PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS	1
SOLICITATION AND VOTING	1
Record Date	1
Quorum and Vote Required	1
Voting of Proxies	2
Solicitation of Proxies	3
Attending the Annual Meeting	3
PROPOSAL 1—ELECTION OF DIRECTORS	4
Background	4
Vote Required and Board Recommendation	4
Information Regarding Director Nominees	4
CORPORATE GOVERNANCE	6
Director Independence	6
Executive Sessions	6
Meetings of the Board of Directors and Committees	6
Audit Committee	6
Compensation Committee	7
Governance and Nominating Committee	7
Selection of Board Nominees	8
Stockholder Nominations	8
Communications with Directors	9
Director Attendance at Annual Meetings of Stockholders	9
Code of Ethics	9
Board Leadership Structure and Role in Risk Management	9
Compensation Committee Interlocks and Insider Participation	10
AUDITOR MATTERS	11
Background	11
Independent Auditors' Fees and Services	12
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	12

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REPORT OF THE AUDIT COMMITTEE	13
PROPOSAL 2 — RATIFICATION OF THE CHINA NATURAL GAS, INC. 2009 EMPLOYEE
STOCK OPTION AND STOCK AWARD PLAN	14
Background	14
Vote Required and Board Recommendation	14
General Description	14
Tax and ERISA Information	17
PROPOSAL 3 — ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES	18
Vote Required and Board Recommendation	18
EXECUTIVE COMPENSATION	19
Compensation Discussion and Analysis	19
Compensation Committee Report	21
Summary Compensation Table	22
Grants of Plan-Based Awards	23
Outstanding Equity Awards at Fiscal Year End	24
Option Exercises and Stock Vested	24
Severance and Change of Control Agreements	24
Non-Employee Director Compensation	24
Compensation Policies and Risk Management	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31
STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING	33
TRANSACTION OF OTHER BUSINESS	33
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	34
ANNEX A — CHINA NATURAL GAS, INC. 2009 EMPLOYEE STOCK OPTION AND STOCK AWARD PLAN	A-1

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CHINA NATURAL GAS, INC.
19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xi’an, 710065, Shaanxi Province, People’s Republic of China

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of China Natural Gas, Inc., a Delaware corporation, of proxies to be used at our 2010 Annual Meeting of Stockholders to be held on Wednesday, December 8, 2010 at 9:30 a.m., People’s Republic of China time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and related materials are first being made available to stockholders on or about October 29, 2010.  The Company's principal executive offices are located at 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China.   References in this proxy statement to the “Company,” “we,” “our,” “us” and “China Natural Gas” are to China Natural Gas, Inc. and to the “Annual Meeting” are to the 2010 Annual Meeting of Stockholders.

SOLICITATION AND VOTING

Record Date

 Our Board of Directors has fixed the close of business, People’s Republic of China time, on October 19, 2010 as the record date for determination of stockholders entitled to vote at the Annual Meeting and any adjournment or postponement. As of the record date, we had approximately 20 stockholders of record.

On October 29, 2010, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials directing stockholders to a web site where they can access our proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended December 31, 2009, and view instructions on how to vote via the Internet or by phone.  If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

Quorum and Vote Required

A majority of the shares of common stock issued and outstanding as of the record date must be represented, in person or by proxy, to constitute a quorum for the transaction of business at the meeting.

If a quorum is present, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

▪
Proposal 1: The affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to elect the five nominees for director.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a vote against the election of directors. Broker non-votes will have no effect on the outcome of the vote. Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to vote your shares in the election of directors unless you provide instructions to him or her regarding how you would like your shares to be voted.

▪
Proposal 2: The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the adoption of the China Natural Gas, Inc. 2009 Employee Stock Option and Stock Award Plan. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote. Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to vote your shares on this proposal unless you provide instructions to him or her regarding how you would like your shares to be voted.

▪
Proposal 3:  The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adjournment of the meeting to another time and place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present and will have the same effect as a negative vote on this proposal.

Voting of Proxies

Holders of shares of common stock are entitled to cast one vote per share on all matters submitted to a vote of stockholders.  As of October 25, 2010, 21,321,904 shares of common stock were outstanding. All shares of common stock represented by properly executed proxies received before or at the Annual Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated on a properly executed proxy card, the shares will be voted as the Board recommends on each proposal.

Stockholders whose shares are registered in their own names may vote (i) by returning a proxy card, (ii) via the Internet or (iii) by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth in the Notice of Internet Availability of Proxy Materials and on the proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholders to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please complete, sign and return the proxy card.

Many banks and brokerage firms have a process for their beneficial owners to provide instructions over the telephone or via the Internet. Your voting form from your broker or bank will contain instructions for voting.

If your shares are held in an account at a brokerage firm or bank, that brokerage firm or bank may vote your shares on the proposal to approve the adjournment of the Annual Meeting, but will not be permitted to vote your shares with respect to the election of directors or the ratification of the 2009 Employee Stock Option and Stock Award Plan unless you provide instructions as to how to vote your shares.  If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of the proposals.  Your broker or bank will vote your shares on Proposals 1 and 2 only if you provide instructions on how to vote by following the information provided to you by your broker.  Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m., People’s Republic of China time, on December 7, 2010.  Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

A stockholder who delivers an executed proxy has the power to revoke his or her proxy at any time before it is exercised by (i) executing and delivering to the Secretary of China Natural Gas, Inc., at 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China, a written instrument revoking the proxy or a duly executed proxy with a later date, or (ii) by attending the meeting and voting in person.

Solicitation of Proxies

We will bear the expense of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. We are required to request that brokers and nominees who hold stock in their names furnish our proxy materials to the beneficial owners of the stock, and we will reimburse these brokers and nominees for their reasonable expenses incurred in so doing.

Attending the Annual Meeting

The meeting will be held at Shuofang Hotel, located at No. 67 Dongxin Street, Jingbian County, Shanxi Province, People’s Republic of China. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business, People's Republic of China time, on October 19, 2010 or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If your shares are held of record by a broker, bank or nominee, you should provide proof of beneficial ownership as of October 19, 2010, such as your most recent account statement prior to such date, a copy of a proxy issued in your name from the record holder or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 9:30 a.m., People's Republic of China time. Check-in will begin at 8:00 a.m., and you should allow ample time for the check-in procedures.

Directions to Shuofang Hotel from Yulin Airport, Yilin City, Shanxi Province, People's Republic of China:

1.	From Yulin Airport, head northeast toward Hangyu Road.

2.	Turn left onto Hangyu Road and follow for 300 meters.

3.	Turn left onto Yuyang West Road and follow for 300 meters.

4.	Turn right onto Wenhua South Road and follow for 400 meters.

5.	Turn left onto Liuying West Road and follow for 950 meters.

6.	Turn right onto Xingyu Road and follow for 1 kilometer.

7.	Stay in the left lane and continue on Xinyu Road for 1.6 kilomters.

8.	Turn left and take the ramp to Baomao Highway.

9.	Follow Baomao Highway to Exit Jingbian East/S204 for about 160 kilometers.

10.	Follow the sign and turn left at 204 Provincial Highway.

11.	Continue on 204 Provincial Highway for about 1.2 kilometers.

12.	Turn left at Dongxin Street and continue for 92 meters, and Shuofang Hotel will be on your right hand side.

A shuttle bus will be available to take you to Shuofeng Hotel for the Annual Meeting from Yulin Airport, Yilin City, Shanxi Province, People’s Republic of China.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on December 8, 2010

Our Proxy Statement, form of proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2009 are available in the “Investor Relations” area of our website at www.naturalgaschina.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Background

Our Board of Directors currently consists of five members. One of the purposes of the Annual Meeting is to elect five directors to hold office until the annual meeting of stockholders to be held in 2011 and until their respective successors are elected and qualified, or their earlier death, resignation or removal.

Based on the recommendation of the Governance and Nominating Committee, our Board of Directors has nominated our current directors, Qinan Ji, Zhiqiang Wang, Yang Xiang Dong, Carl Yeung and Lawrence W. Leighton, for election at the Annual Meeting.

If the nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to elect the five nominees for director.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a vote against the election of directors. Broker non-votes will have no effect on the outcome of the vote. Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to vote your shares in the election of directors unless you provide instructions to him or her regarding how you would like your shares to be voted.

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

Information regarding Director Nominees

The following table sets forth information regarding our current directors, each of whom is a nominee proposed to be elected at the Annual Meeting.

Name	Position with our Company	Age	Director Since
Qinan Ji	Chairman and Chief Executive Officer	53	2005
Zhiqiang Wang	Director	70	2006
Yang Xiang Dong (1)	Director	44	2008
Carl Yeung	Director	31	2008
Lawrence W. Leighton	Director	76	2008

(1)  In past filings with the Securities and Exchange Commission (“SEC”), we have referred to Mr. Yang by his English name, Donald Yang.

Qinan Ji has been a member and Chairman of the Board of Directors of China Natual Gas since 2005 and has served as Chief Executive Officer since May 2006.  In 1996, he founded the Anxian Hotel in Weinan City in Shaanxi Province. In 2001, he formed Xi’an Sunway Technology and Industry Co., Ltd. He has more than 20 years experience in the energy and petroleum industries in operational, administrative, management and government relation roles. He received a Bachelors of Economic Management from Northwestern University (Shaanxi). The Board selected Mr. Ji to serve as a director because of his knowledge of the Company’s affairs as well as his knowledge of and experience in the energy and petroleum industries in the People’s Republic of China.

Zhiqiang Wang has been the Vice Chairman of the Board of Directors of the Company since 2006. From 2002 until his retirement in 2004, Mr. Wang was the Chief Executive Officer of Xi'an Municipal Government Construction Company where he was in charge of the city's major construction projects. Mr. Wang was the former head of energy industry regulations from 1992 to 2002 as well as the Vice Mayor of the city of Xi'an, China's largest western city with a population of 8 million, in which position he was in charge of regulating and licensing the city's energy and natural gas businesses. Mr. Wang graduated from the Northwestern University of Politics and Law in China in 1962. The Board selected Mr. Wang to serve as a director because of his knowledge of the Company’s affairs and the regulatory landscape applicable to the Company in the People’s Republic of China, as well as his experience with overseeing major construction projects.

Yang Xiang Dong has been a member of our Board of Directors since August 2008. Mr. Yang is a founding partner and president of Abax Global Capital (“AGC”), a leading Hong Kong based asset management firm focused on Asian public and private investments especially in Greater China. He has held this position since March 2007. From 2000 to 2007, Mr. Yang was a Managing Director responsible for Merrill Lynch’s Hong Kong and China Debt Capital Markets division. Mr. Yang also served as a director for Sinoenergy Corporation, until September 25, 2010 when Sinoenergy Corporation underwent a change of control and delisted from NASDAQ. Mr. Yang holds a MBA degree from Wharton School of Business and a BA degree from Nankai University in China. Abax Lotus Ltd., an affiliate of AGC, was the sole investor in the Company’s $40 million note financing which closed in January 2008. Mr. Yang was initially nominated to the Board by Abax Lotus Ltd. pursuant to the investor rights agreement we entered into with Abax Lotus Ltd. in 2008 in connection with the notes financing. See “Certain Relationships and Related Transactions” beginning on page 26 of this Proxy Statement. However, Abax Lotus Ltd. does not have the right to nominate a person for election to the Board at the Annual Meeting because it no longer holds 10% or more of our outstanding common stock on a fully diluted basis. The Board selected Mr. Yang to serve as a director because of his knowledge of the Company’s affairs and his expertise with respect to the international capital and credit markets.

 Carl Yeung has been a member of our Board of Directors since August 2008. Mr. Yeung is the Chief Financial Officer of Sky-Mobi Limited, a position he has held since February 2010. Sky-Mobi is a China based mobile application software developer. From May 2006 to February 2010, Mr. Yeung was the Chief Financial Officer of ATA Inc, a computer-based testing and testing-related service provided based in China and listed on the NASDAQ Global Market. Prior to May 2006, Mr. Yeung worked as an analyst and associate at Merrill Lynch (Asia Pacific) Limited. Mr. Yeung received his bachelor’s degree in economics with concentrations in finance and operations management from Wharton School, University of Pennsylvania, and his bachelor’s degree in applied science with a concentration in systems engineering from School of Engineering and Applied Sciences, University of Pennsylvania, in 2002. The Board selected Mr. Yeung to serve as a director because of his knowledge of the Company’s affairs and his understanding of financial reporting and internal control over financial reporting.

Lawrence W. Leighton has been a member of our Board of Directors since August 2008. Mr. Leighton has had an extensive 45-year international investment banking career. Beginning at what became Lehman Brothers, he advised on financing for the Mexican Government and leading Mexican corporations. As Director of Strategic Planning for the consumer products company, Norton Simon Inc, he initiated and executed the acquisition of Avis Rent-a-Car. Subsequently, he was a Limited Partner of Bear Stearns & Co., a Managing Director of the investment bank of Chase Manhattan Bank and then President and Chief Executive Officer of the U.S. investment bank of Credit Agricole, the major French Bank. Among his transactions have been advising Pernod Ricard, the major European beverage company, on its acquisitions in the United States; and advising Verizon, the major U.S. telecom company, on its dispositions of certain European operations. Since 1997, Mr. Leighton has been a Managing Director of Bentley Associates, an investment banking firm. Mr. Leighton received his BSE degree in engineering from Princeton University and an MBA degree from Harvard Business School. He holds a commercial pilot’s license with instrument rating. Mr. Leighton is currently a director of China XD Plastics Company Limited, a NASDAQ listed company. The Board selected Mr. Leighton to serve as a director because of his knowledge of the Company’s affairs as well as his expertise with respect to the international capital and credit markets.

There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that, other than Qinan Ji, our Chairman and Chief Executive Officer, and Yang Xiang Dong, each of the current members of the Board is “independent” in accordance with the applicable SEC rules and listing standards of the NASDAQ Stock Market as currently in effect.

Executive Sessions

Non-management directors meet in executive session without management present each time the Board holds its regularly scheduled meetings. The director to preside during the executive sessions is determined at the beginning of the meeting.

Meetings of the Board of Directors and Committees

The Board of Directors of the Company held six meetings and acted by unanimous written consent in lieu of a meeting five times during the fiscal year ended December 31, 2009. The Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board and its committees on which such director served.

The following table sets forth the three standing committees of the Board, the members of each committee during the last fiscal year and the number of meetings held by each committee.

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Qinan Ji
Zhiqiang Wang	X	X	Chair
Yang Xiang Dong
Carl Yeung	Chair	X	X
Lawrence W. Leighton	X	Chair	X
Number of Meetings held in 2009	4	2	1

 Audit Committee

The members of the Audit Committee are Messrs. Yeung (Chair), Wang and Leighton. Each of the members of the Audit Committee is “independent” for purposes of the NASDAQ listing standards as they apply to audit committee members. The Board has determined that Mr. Yeung qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee’s written charter can be found in the “Investor Relations” area of our website at www.naturalgaschina.com.

The functions of the Audit Committee include reviewing our significant accounting policies, reviewing the financial, investment and risk management policies applicable to our business operations, retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our internal audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing our financial results, audited financial statements and any related public disclosures, reviewing and approving any related party transactions and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Also, the Audit Committee enforces and interprets our Code of Ethics. The Audit Committee held four meetings during the fiscal year ended December 31, 2009.

Additional information regarding the Audit Committee is set forth in the Audit Committee’s report on page 13 of this Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Messrs. Leighton (Chair), Wang and Yeung. Each of the members of the Compensation Committee is “independent” for purposes of the NASDAQ listing standards. The Compensation Committee’s written charter can be found in the “Investor Relations” area of our website at www.naturalgaschina.com.

The functions of the Compensation Committee include reviewing and approving our compensation strategy, reviewing and approving the individual elements of total compensation for the Chief Executive Officer and all other officers, approving stock option grants to directors and officers, granting stock options to all employees, amending the provisions of our stock option or other equity incentive plans, overseeing  the operation of any employee benefit plans, ensuring that our annual incentive compensation plan is administered in a manner consistent with our compensation plan, approving separation packages and severance benefits to officers to the extent that the packages are outside the ordinary plan limits and reviewing and approving all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law. The Compensation Committee held two meetings during the fiscal year ended December 31, 2009.

For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis” appearing on page 19 and the Compensation Committee’s report on page 21 of this Proxy Statement.

Governance and Nominating Committee

The members of the Governance and Nominating Committee are Messrs. Wang (Chair), Yeung and Leighton. Each of the members of the Governance and Nominating Committee is “independent” for purposes of the NASDAQ listing standards. The Governance and Nominating Committee’s written charter can be found in the “Investor Relations” area of our website at www.naturalgaschina.com.

The functions of the Governance and Nominating Committee include identifying, reviewing, and recommending candidates for appointment and nomination for election to the board of directors, reviewing the appropriate skills and characteristics in the composition of the board of directors and  periodically reviewing our corporate governance policies.  The Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2009.

Selection of Board Nominees

The Governance and Nominating Committee reviews the qualifications of potential director candidates in accordance with its charter. The Governance and Nominating Committee’s consideration of a candidate as a director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills and abilities, and potential time commitment and whether such characteristics are consistent with criteria established by the Governance and Nominating Committee from time to time. To provide such a contribution to the Company, a director must generally possess one or more of the following, in addition to personal and professional integrity:

▪	experience in corporate management;

▪	experience with complex business organizations;

▪	experience as a board member or officer of another publicly held company;

▪	diversity of expertise, experience in substantive matters related to the Company’s business and professional experience as compared to existing members of our Board and other nominees; and

▪	practical and mature business judgment.

The Governance and Nominating Committee may also adopt such procedures and criteria as it considers advisable for the assessment of director candidates. Other than the foregoing, there are no stated minimum criteria for director nominees. The Governance and Nominating Committee does however recognize that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that at least a majority of the members of the Board must meet the definition of “independent director” under NASDAQ listing rules, and the Governance and Nominating Committee, and the Board, is committed to considering candidates for the Board regardless of gender, ethnicity and national origin.  We believe that the considerations and the flexibility of our nomination process have created on our Board diversity of a type that is effective for our Company because our current Board members have a wide variety of business experiences and expertise, including in substantive matters related to our business, and our Board includes professionals from the People’s Republic of China and the United States and members with experience in the private and public service sectors as well as in the energy, petroleum, construction, banking and finance and technology industries.

The Board nominees named in this Proxy Statement were approved by the Governance and Nominating Committee for inclusion in this Proxy Statement, and were each recommended by other members of the Board.

Stockholder Nominations

The Governance and Nominating Committee considers and makes recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Governance and Nominating Committee will review periodically whether a more formal policy should be adopted.

The Governance and Nominating Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Governance Committee, c/o Secretary, China Natural Gas, Inc., 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China.

A stockholder’s notice to our Secretary with respect to persons that the stockholder proposes to directly nominate as a director must set forth as to each individual whom the stockholder proposes to nominate, all information relating to the person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, pursuant to Regulation 14A (or any successor provisions) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including their name, age, business address, residence address, principal occupation or employment, the number of shares of our common stock beneficially owned by such candidate, and the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected. In order to submit a proposal, a stockholder must meet the eligibility criteria for stockholder proposals set forth in Regulation 14A under the Exchange Act. In addition, a stockholder nomination must meet the general requirements for stockholder proposals discussed in “Stockholder Proposals for 2011 Annual Meeting” beginning on page 33 of this Proxy Statement.

The Governance and Nominating Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Governance and Nominating Committee.

Communications with Directors

Stockholders may communicate with any of the Company’s directors, including the chair of any of the committees of the Board or the non-management directors as a group by writing to them c/o Secretary, China Natural Gas, Inc., 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

Director Attendance at Annual Meetings of Stockholders

We make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors’ schedules. Directors are encouraged, but not required, to attend our annual meetings of stockholders.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all officers, directors and employees of our Company. A copy of our Code of Ethics is available in the “Investor Relations” area of our website at www.naturalgaschina.com. Any substantive amendment or waiver of the Code of Ethics may be made only by the Board upon a recommendation of the Audit Committee, and will be disclosed on our website.

Board Leadership Structure and Role in Risk Management

Our Board may select either a combined Chief Executive Officer and Chairman or a Chairman who does not also serve as Chief Executive Officer.  Currently, our Chief Executive Officer also serves as Chairman.  The Board believes this leadership structure is best for the Company at the current time because it provides the Company with a Chief Executive Officer and our Board with a Chairman who has more than 20 years experience in the energy and petroleum industries in the People’s Republic of China, in operational, administrative, management and government relations roles. The Board also believes that the current leadership structure achieves independent oversight and management accountability through executive sessions of the independent directors and through a Board composed of a majority of independent directors. We do not have a designated lead independent director, instead allowing our independent directors as a group the ability to choose who among them is best suited to serve as chairman of each executive session.

The Board is actively involved in oversight of risks that could affect the Company.  This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above, but the full Board has retained responsibility for general oversight of risks.  The Board satisfies this responsibility through reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Further, the Board continually evaluates its oversight role, the Company’s internal controls and management accountability to determine whether changes to its role or Company policies or procedures are appropriate. For example, as disclosed in Amendment No. 2 to the Company's annual report on Form 10-K, filed with the SEC on October 1, 2010, during management’s evaluation of the effectiveness of the Company's internal control over financial reporting, management identified certain material weaknesses in the Company's internal control over financial reporting. In response to the identified material weaknesses and to strengthen the Company's internal control over financial reporting, the Company has taken certain remediation initiatives, including the following remediation initiatives that reflect the exercise, as well as an expansion, of the Board and the Audit Committee oversight responsibilities:

▪
the Board and the Audit Committee held meetings promptly after being notified of the material weaknesses in internal controls to address such weaknesses, and determined to meet regularly specifically for the purpose of monitoring and discussing with management the remediation of such weaknesses; and

▪
the Board and the Audit Committee adopted a written internal authorization policy establishing approval procedures for various corporate actions. The policy lists various operational, administrative and financial corporate events and actions and for each such event and action, identifies whether prior approval or discussion with particular executive officers, the Board or legal counsel is required. The policy also sets quantitative limits on specific types of transactions that management may approve without Board approval. After adopting such policy, the Audit Committee and Board discussed the policy with management.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Leighton (Chair), Wang and Yeung. There were no interlocks or insider participation between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of another company.

AUDITOR MATTERS

Background

Frazer Frost, LLP audited our consolidated financial statements for the fiscal year ended December 31, 2009. Frazer Frost, LLP is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. The Audit Committee, in its discretion, may direct the appointment of different independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2010 at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

A representative of Frazer Frost, LLP is expected to be present at the Annual Meeting via conference call.  If so present, such representative will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Prior to January 1, 2010, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”) was engaged to audit our consolidated financial statements.  On January 6, 2010, the Company was notified that, effective January 1, 2010, certain partners of MSWFT and Frost, PLLC (“Frost”) formed Frazer Frost, LLP (“Frazer Frost”), a new partnership. Pursuant to the terms of a combination agreement by and among MSWFT, Frazer Frost and Frost, each of MSWFT and Frost contributed all of their assets and certain of their liabilities to Frazer Frost, resulting in Frazer Frost assuming MSWFT’s engagement letter with the Company and becoming the Company’s new independent accounting firm on January 1, 2010. The Audit Committee appointed Frazer Frost to serve as the Company's independent auditor after considering Frazer Frost independence and effectiveness.

The audit reports of MSWFT on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Frazer Frost on the consolidated financial statements of the Company as of and for the year ended December 31, 2009, as restated, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2007 and through January 1, 2010, the date Frazer Frost became the Company’s new independent accounting firm, there were: (i) no disagreements between the Company and MSWFT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MSWFT, would have caused MSWFT to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. Frazer Frost has furnished us with a letter addressed to the SEC regarding the above statements, which letter is attached as an exhibit to our Current Report Form 8-K filed with the SEC on January 7, 2010.

Prior to becoming the Company’s independent accounting firm on January 1, 2010, Frazer Frost did not provide us with consultation regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue.

Independent Auditors’ Fees and Services

The following is a summary of the fees billed to us by our independent auditors for the fiscal years ended December 31, 2009 and 2008:

Fee Category	2008	2009
Audit Fees (1)	$180,000	$275,000
Audit Related Fees	-	-
Tax Fees (2)	$10,000	$10,000
All Other Fees	-	-
Total Fees	$190,000	$285,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, internal control over financial reporting and the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, and attest services. All audit fees for 2008 and 2009 were paid to MSFWT.

(2)
Tax fees include the fees billed for professional services rendered in connection with the preparation of the Company’s corporate and state tax returns. All tax fees for 2008 and 2009 were paid to MSFWT.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has policies and procedures regarding the pre-approval of the performance by Frazer Frost of audit and non-audit services. Frazer Frost may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. All services described above were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee currently consists of three directors, each of whom, in the judgment of the Board is an “independent director” as defined in the NASDAQ listing standards.  The Audit Committee acts pursuant to a written charter that has been adopted by the board of directors.  A copy of this charter is available in the “Investor Relations” area of the Company’s website at www.naturalgaschina.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including internal control systems.  The Company’s independent auditors, Frazer Frost, are responsible for expressing an opinion as to the conformity of the Company’s audited financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  The Audit Committee has discussed and reviewed with Frazer Frost the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements.  In addition, the Audit Committee has met with Frazer Frost, with and without management present, to discuss the overall scope of Frazer Frost’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, which relates to the auditors’ independence from the Company and its related entities, discussed with the auditors any relationship that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to China Natural Gas, Inc.’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

AUDIT COMMITTEE Carl Yeung (Chair) Zhiqiang Wang Lawrence W. Leighton

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or  the Exchange Act, except to the extent that the Company  specifically incorporates such information by reference in such filing.

PROPOSAL 2

RATIFICATION OF THE CHINA NATURAL GAS, INC.
2009 EMPLOYEE STOCK OPTION AND STOCK AWARD PLAN

Background

On March 11, 2009, the Board approved by written consent the China Natural Gas, Inc. 2009 Employee Stock Option and Stock Award Plan (the “Plan”). As the Plan was adopted prior to our listing on the NASDAQ Global Market, we are not required to obtain stockholder approval of the Plan.

We believe that the Plan will benefit us and our stockholders by helping us attract and retain high quality personnel and remain competitive in our compensation practices.

Pursuant to the Plan, there are currently 1,460,000 shares of our common stock authorized for issuance and we have granted 638,000 stock options to date of which 138,000 have been exercised and 75,000 have been cancelled and are available for reissuance. Thus, there are currently 897,000 shares of our common stock available for future issuance under the Plan.

The plan reflects our commitment to preserving stockholder value and promoting corporate responsibility as evidenced by the following design features:

▪
No evergreen provisions are included in the Plan.  This means that the maximum number of shares issuable under the Plan is fixed and cannot be increased without stockholder approval and no new stock options are awarded automatically upon exercise of an outstanding stock option.

▪	Stockholder approval is required for the repricing of awards.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Plan. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote. Note that if your shares are held by a broker or nominee, such broker or nominee will not have authority to vote your shares on this proposal unless you provide instructions to him or her regarding how you would like your shares to be voted.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
CHINA NATURAL GAS, INC. 2009 EMPLOYEE STOCK OPTION AND STOCK AWARD PLAN.

A general description of the material terms of the Plan is set forth below.  This description is qualified in its entirety by the terms of the Plan, a copy of which is attached to this Proxy Statement as Annex A and is incorporated herein by reference.

General Description

Purpose. The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to officers, directors, employees, consultants and others to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company.

Shares Reserved for Issuance Under the Plan. The Company has reserved 1,460,000 shares of the Company’s common stock for issuance under the Plan.  The shares may be authorized, but unissued, subject to awards that are forfeited or otherwise become unexercisable, or reacquired shares of the Company’s common stock as a result of stock that is repurchased  or otherwise forfeited pursuant to the terms of the Plan.

Administration. The Plan is administered by the Compensation Committee of the Board or a committee appointed by the Board consisting of two or more Board members who shall serve as Plan administrator.  The administrator of the Plan has final authority to interpret any provision of the Plan or any grant made under the Plan.  The administrator may authorize one or more officers to grant awards to designated classes of eligible persons within limits specifically prescribed by the Committee.

Eligibility. Company officers, directors, and employees, and consultants, agents, advisors and independent contractors who provide services to the Company or its subsidiary companies, are eligible to receive non-statutory stock options (including time-based and performance-based options) and other types of awards.

Terms and Conditions of Awards. The administrator of the Plan selects the employees, officers, directors, consultants and others (the “Participants”) who receive awards granted under the Plan. The Plan permits the Company to grant non-statutory stock options (time-based and performance-based options) as well as other types of awards.  These awards are described below.  The “Tax and ERISA Information” section below summarizes the tax treatment of each of these awards.

Options. The Plan provides for the granting of nonstatutory options only. Subject to the provisions of the Plan, the administrator determines the term of an option, the number of shares subject to the option, the vesting conditions (either time-based or performance-based incentive options) and the time the option may be exercised.  The administrator of the Plan also determines the exercise price of an option.  A Participant must pay the exercise price of his or her option in cash.

Performance-Based Option Awards.  The Plan permits the granting of nonstatutory options subject to performance-based vesting. The performance criteria under the Plan on which applicable performance measures may be based include the achievement of performance goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies.

Subject to the administrator’s discretion and subject to certain conditions, if the Participant  incurs tax liability upon the exercise of his or her option, the Participant may satisfy his or her withholding obligation by electing to have the Company retain or the participant transferring a sufficient number of shares to cover the withholding obligation.

Other Awards.  The administrator may grant other types of awards.

Termination of Service. If a Participant’s service relationship terminates for any reason, his or her option may be exercised to the extent it was exercisable on the date of such termination for a period of time determined by the administrator of the Plan at the time the option is granted.  In the case of a termination for disability or death, the period for exercise following termination generally will be 12 months.  In all other cases, the period for exercise of an option following termination generally will be three months.  In no event may an option holder exercise his or her option after the expiration of the original term of his or her option.

Terms that Apply to All Awards

Non-transferability of Awards.  The Participant generally may not transfer an award granted to him or her under the Plan, other than by will or the laws of descent and distribution, and generally only the Participant may exercise an award granted to the Participant during his or her lifetime.

Adjustment on Changes in Capitalization.  If any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification is made in the Company’s capitalization which results in an increase or decrease in the number of issued shares of the Company’s common stock without the Company’s receipt of consideration, certain adjustments will be made, including adjustments in the price of an option and in the number of shares subject to such award.

Amendment and Termination. Our Board may amend, alter, suspend or discontinue the Plan at any time, but such amendment, alteration, suspension or discontinuation may not adversely affect the Participant’s outstanding option or award without his or her consent. In addition, the Company may need to obtain stockholder approval for certain amendments to the Plan.

Additional Considerations for the Company’s “Affiliates.”

Certain of the Company’s officers and directors are considered the Company’s “affiliates,” as that term is defined in Rule 144(a) under the Securities Act.  Affiliates may resell shares of the Company’s common stock subject to the restrictions of Rule 144 or pursuant to an effective registration statement.  Rule 144 requires that resales by affiliates satisfy the following conditions:

▪	the resale must be made through a broker in an unsolicited “broker’s transaction” or in a direct transaction with a “market maker,” as those terms are defined under the Exchange Act;

▪	certain information about the Company must be publicly available;

▪	the amount of the Company’s common stock sold in any three-month period must not exceed the greater of:

•	one percent of the shares of the Company’s common stock outstanding as shown by the Company’s most recent published report or statement, or

•	the average weekly reported volume of trading in the Company’s common stock on NASDAQ during the four calendar weeks preceding such sale; and

▪	if applicable, a Form 144 must be timely filed with the SEC.

Number of Awards Granted

The number of awards that may be made in the future to eligible participants under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance.  The following table sets forth the aggregate number of shares subject to options that have been granted to the individuals and groups indicated below under the Plan since its inception through October 25, 2010.

Name of Individual or Group	Number of Shares Underlying Options Granted
Qinan Ji	146,000
David She	87,600
Current executive officers as a group	233,600
Carl Yeung	6,000
Yang Xiang Dong	5,000
Zhiqiang Wang	5,000
Lawrence W. Leighton	5,000
Current non-employee directors as a group	21,000
All current employees, including officers other than executive officers, as a group	308,400

Tax and ERISA Information

The following discussion is intended only as a summary of the general United States income tax laws in effect as of October 25, 2010 that apply to awards granted under the Plan and the sale of any shares acquired through the awards.  However, the federal, state, and local tax consequences to any particular Participant will depend upon such Participant’s individual circumstances.  Also, if the Participant is not a United States taxpayer, the taxing jurisdiction or jurisdictions that apply to such Participant will determine the tax effect of his or her participation in the Plan.  Accordingly, the Company strongly advises each Participant to seek the advice of a qualified tax advisor regarding his or her participation in the Plan.

Tax Effects of Nonstatutory Stock Options

Participants granted nonstatutory stock options are not required to recognize income at the time of grant.  However, when such nonstatutory stock option is exercised, such Participant will recognize ordinary income to the extent the value of the shares on the date of exercise (and any cash) the Participant receives exceeds the exercise price he or she pays.

As a result of Section 409A of the Internal Revenue Code of 1986 (the “Code”)  and the regulations and guidance promulgated thereunder by the United States Department of Treasury or Internal Revenue Service (“Section 409A”), however, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meet another exception permitted by Section 409A to avoid early income recognition in the year of vesting and an additional 20% tax, plus penalty and interest charges.  Certain states have laws similar to Section 409A and as a result, discount options may result in additional state income, penalty and interest taxes.  If the Participant is an employee, the Company will be required to withhold from, and report to such Participant and the federal government on Form W-2, any such income.  The Company strongly encourages each such Participant to consult tax, financial, or other advisors regarding the tax treatment of such awards.

Any gain or loss a Participant recognizes upon the sale or exchange of shares that he or she acquires generally will be treated as capital gain or loss and will be long-term or short-term depending on whether the Participant held the shares for more than one year.  The holding period for the shares will generally begin once a Participant recognizes income (though it could potentially begin sooner if the Participant is taxed on the date of vesting with respect to discounted stock appreciation rights and nonstatutory stock options, as described above).  The amount of such gain or loss will be the difference between:

▪	the amount the Participant realizes upon the sale or exchange of the shares; and

▪	the value of the shares at the time the Participant recognizes ordinary income.

Tax Effects of Other Types of Awards

In general, other types of awards that may be issued under the Plan are taxable to the holder upon receipt, except that awards of restricted stock are taxable to the holder on the date the shares vest or become transferable or on the date of receipt if the holder makes an election under Section 83(b) of the Code.

Tax Effects of Awards for the Company

The Company generally will receive a deduction for federal income tax purposes in connection with an award equal to the ordinary income the Participant realizes, subject to Section 162(m) of the Code, which limits a public company’s tax deduction for compensation paid to certain of its executives to $1,000,000 per executive.

THE PLAN IS NOT SUBJECT TO ANY OF THE PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (“ERISA”).

PROPOSAL 3

ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of Proposals 1 or 2, such adjournment will be submitted for a stockholder vote.  We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adjournment of the meeting to another time and place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of Proposals 1 or 2. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present and will have the same effect as a negative vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1 OR 2.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by, or paid to our Chief Executive Officer and Chief Financial Officer (collectively the “named executive officers”). This Compensation Discussion and Analysis focuses on the information contained in the below tables and narrative discussion. The Compensation Committee of the Board oversees the design and administration of our executive compensation program.

Compensation Philosophy and Objectives

We believe executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. We also believe that the compensation cost for our employees is an investment in human capital to secure certain knowledge and performance capabilities necessary for our business.

The objectives of our executive compensation program are to recruit, hire, retain, motivate and reward the most talented and dedicated executives possible. In determining what constitutes appropriate and competitive compensation for each named executive officer, our Compensation Committee takes into account many factors, including: the total portfolio of responsibilities assumed by the executive officer; the skills, knowledge, experience and competencies required for the position; internal comparability of a position as compared to other similar positions within our Company; our desire to pay at market or competitive levels based on current economic and business factors, including regional and industry-wide compensation practices and trends; individual performance; and contributions to the financial performance of the Company by the executive officer. Our Compensation Committee also considers factors of corporate performance including our sales, revenue, income from operations and income before income tax, as well as the current overall economic situation when setting compensation levels.

Our compensation program is designed to reward named executive officers for their contributions to our growth and profitability.

Compensation Committee’s Processes and Procedures for Consideration and Determination of Executive and Director Compensation

The Board has delegated authority to the Compensation Committee to review and make recommendations with respect to compensation matters and oversee all of our compensation policies and procedures, including the administration and interpretation of our 2009 Employee Stock Option and Stock Award Plan and director compensation, but the Board has retained the authority to approve and take final action on all executive compensation awards. The Board has delegated to Mr. Ji the authority to make grants of options under our 2009 Employee Stock Option and Stock Award Plan to non-officer level employees, subject to final approval by the Compensation Committee. The Compensation Committee and Mr. Ji have not been empowered by the Board to delegate the authority granted to them with respect to compensation matters to other persons.

At the beginning of each fiscal year, our Compensation Committee reviews our compensation program to assess the adequacy and competitiveness of our compensation programs and to determine whether any adjustments should be made to the program as a whole or with respect to particular executive officers, taking into the account the factors described above as well as changes in job responsibility and any fluctuations in cost of living. In connection with this review and determination, the Compensation Committee solicits appropriate input from Mr. Ji, our Chairman and Chief Executive Officer, regarding base salary and other forms of compensation for our other executive officers. Mr. Ji makes recommendations to the Compensation Committee based upon his annual performance review and consultation with each other executive officer. The Compensation Committee aims to make final recommendations with respect to any adjustments prior to the end of the first quarter.

Neither the Compensation Committee nor management has engaged the services of a compensation consultant in determining or recommending the amount or form of executive or director compensation.

Elements of Compensation

The Compensation Committee is committed to a strong, positive link between our short-term and long-term objectives and our compensation practices. The executive compensation program for our named executive officers is intended to be composed of three basic components: base salary, discretionary bonus and long-term incentive compensation in the form of stock options.

Base Salary

Base salary compensation for our named executive officers is generally established by the terms of employment agreements between the Company and the named executive officer. The level of base salary is intended to provide appropriate base pay to our named executive officers taking into account their responsibilities, level of experience, individual performance and internal equity considerations. The Compensation Committee takes into account both Company and individual performance in setting base salary levels. The Company has recognized that to attract talented employees from secure positions at other more stable or mature companies, we must be able to pay competitive base salaries (while also supplementing the salaries with cash and equity incentive compensation). The Compensation Committee annually reviews the salaries of our named executive officers. Our Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance, which is evaluated by assessing factors such as the functioning of that executive’s team within the corporate structure, success in furthering the corporate strategy and goals and individual management skills, responsibilities and anticipated workload.

Bonus

Bonuses and eligibility for a discretionary bonus are also established by the terms of employment agreements between the Company and the named executive officer, although the Compensation Committee may award a discretionary bonus to any named executive officers to reward outstanding personal achievement during the year.  The actual amount of discretionary bonus paid is determined following a review of each executive’s individual performance and contribution to our short-term strategic goals as well as the Company’s performance and achievement of such goals, but is not tied to pre-established individual or Company performance criteria. Bonuses other than discretionary bonuses are payable upon a term of service and, therefore, incentivize continued employment with the Company. Pursuant to his employment agreement, Mr. Ji was entitled to receive, and did receive, a bonus of $60,000 upon completing 12 months of service to the Company in January 2010. Mr. Ji was the only named executive officer that received a bonus for services performed in 2009.

Long Term Incentive Compensation—Stock Options

We intend to utilize stock options as the primary vehicle for payment of long-term compensation to our named executive officers over the next several years. Our 2009 Employee Stock Option and Stock Award Plan authorizes the Compensation Committee to grant stock options to our named executive officers with time-based vesting or vesting based on achievement of performance conditions, including goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return. Such goals may be stated in absolute terms or relative to comparison companies.

The Compensation Committee believes that stock options are a necessary part of compensation packages granted to named executive officers because it believes: they help attract and retain employees; the value received by the recipient of a stock option is based on the growth of our stock price, thereby creating and enhancing incentives to increase our stock price and maximize stockholder value; and they create a balance with shorter term incentives such as base salary and bonuses.

In determining the number and vesting schedule or vesting schedule of stock options granted to named executive officers and other employees, the Compensation Committee will generally take into account the individual’s position, tenure with the Company, scope of responsibility, value of stock options in relation to the other elements of the individual’s total compensation and, where applicable, the need to attract and retain the individual for his or her current position. The Compensation Committee makes its determination of whether to grant stock options during its annual review of our compensation programs as well as at the time a new executive officer is hired.

In 2009, Mr. Ji received options to purchase 146,000 shares of common stock, with an exercise price of $4.90, and Veronica Chen, our former Chief Financial Officer, received options to purchase 75,000 shares, also with an exercise price of $4.90. The options awarded to Mr. Ji vest evenly over four years beginning on April 1, 2010. Ms. Chen forfeited her options when she resigned in January 2010, which was prior to the initial vesting date of her options.

Tax and Accounting Information

For 2009 and continuing thereafter, the Compensation Committee has considered and will continue to consider the impact of the requirement under Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), that we record as an expense in our financial statements, at the time stock options are granted, the fair value of the options over their vesting period. In addition, the Compensation Committee will examine the tax impact on employees and the potential tax deductions to the Company with respect to the exercise of stock option grants. However, although it will consider the tax implications of its compensation decisions, the Compensation Committee believes its primary focus should be to attract, retain, and motivate high caliber executives and to align the executives’ interests with those of our stockholders. We do not pay or reimburse any named executive officers for any taxes due upon exercise of a stock option.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE Lawrence W. Leighton (Chair) Carl Yeung Zhiqiang Wang

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or  the Exchange Act, except to the extent that the Company  specifically incorporates such information by reference in such filing.

Summary Compensation Table

The following table sets forth information regarding compensation awarded or paid to, or earned by, our named executive officers – our principal executive officer and the two individuals who served as our principal financial officer during the year ended December 31, 2009 – during the fiscal years ended December 31, 2007, 2008 and 2009. No other executive officer of our Company had total compensation exceeding $100,000 during the year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Options ($)(1)	All Other Compensation ($)	Total ($)
Qinan Ji	2009	120,000	60,000	506,183	-	686,183
Chairman and Chief Executive Officer	2008	15,000	-	-	-	15,000
	2007	15,000	-	-	-	15,000
Veronica Chen(2)	2009	71,481	-	291,737	-	363,218
Former Chief Financial Officer
Richard P. Wu(3)	2009	72,917	-	-	-	72,917
Former Chief Financial Officer	2008	47,260	-	-	1,890	49,150

(1)
In 2009, Mr. Ji received options to purchase 146,000 shares of common stock and Veronica Chen, our former Chief Financial Officer, received options to purchase 75,000 shares. The dollar amount reflected in this column is equal to the aggregate grant date fair value of such options computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Ms. Chen forfeited her options when she resigned in January 2010, which was prior to the initial vesting date of her options. See Note 10 to our consolidated financial statements included in our Annual Report for an explanation of all assumptions made by us in determining the values of our option awards.

(2)	Ms. Chen was appointed as our Chief Financial Officer on May 1, 2009 and resigned from the position effective January 31, 2010.

(3)
Mr. Wu was appointed as our Chief Financial Officer on October 23, 2008, and resigned from the position on March 25, 2009. The amount reflected in the “All Other Compensation” column represents payment of insurance allowance.

David She is our Acting Chief Financial Officer of the Company.  Mr. She joined China Natural Gas in February 2008 as Vice President of Finance and was placed in charge of the Company’s New York office. He returned to the Company’s headquarters in Xi’an, China, in December 2008 and was soon promoted to Assistant Chief Financial Officer. He became our Acting Chief Financial Officer upon the resignation of Veronica Chen, who resigned as Chief Financial Officer effective January 31, 2010 due to family reasons. Mr. She is in charge of several functions within the Company, including the oversight of quarterly and annual filings with the SEC, evaluations of the Company’s major acquisition opportunities, and the management of investor relations. He helped to coordinate the Company’s $40 million debt financing in March 2008 and supervised legal, audit and regulatory reporting issues in the Company’s $57 million underwritten public offering in September 2009. Prior to joining China Natural Gas, Mr. She served as a securities analyst for West China Securities in Beijing during 2006. He received a Bachelor’s degree in Mathematics and Business Administration from Beijing Institute of Technology as well as a Master’s degree in Finance from State University of New York at Buffalo. Mr. She is 26 years old.

Employment Agreements

Our employment agreements are intended to comply with the current Labor Contract Law of the People’s Republic of China. Our employment agreements are typically valid for one year and are renewable if both the Company and the employee decide to renew the employment agreement afterwards. In determining whether to renew an employment agreement, our Company considers primarily individual performance of that executive and our corporate performance including our sales, revenue, growth and the current overall economic situation.

On January 1, 2009, our Chairman and Chief Executive Officer, Mr. Ji, entered into a one year employment agreement with the Company, which has been extended for an additional one year period.  Under the terms of the agreement, Mr. Ji was entitled to a base salary of $120,000, 80% of which was payable monthly and 20% of which was payable upon completion of one year of service, a bonus of $60,000 upon completion of one year of service and options to purchase 146,000 shares of common stock. Under his prior employment agreement, Mr. Ji was entitled to receive a base salary of $15,000 in 2008 and 2007.

On May 1, 2009, our former Chief Financial Officer, Ms. Veronica Jin Chen, entered into a one year employment agreement with the Company. Under the terms of the agreement, Ms. Chen was entitled to a base salary of $95,308 for the twelve month period commencing on May 1, 2009 and 75,000 stock options.  Ms. Chen resigned on January 31, 2010.

In October 2008, our former Chief Financial Officer, Mr. Richard Peidong Wu, entered into a one year employment agreement with the Company. Under the terms of the agreement, Mr. Wu was entitled to a base salary of $250,000 for 2009, options to purchase 439,852 shares of common stock and an insurance allowance of $10,000. Mr. Wu resigned on March 25, 2009. We did not grant any stock options to Mr. Wu because our 2009 Stock Option and Stock Award Plan was not approved by our Board until April 2009.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based awards during 2009 to our named executive officers.

Name and Principal Position	Grant Date	All Other Option Awards: Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards	Grant Data Fair Value of Stock and Option Awards (2)
Qinan Ji Chairman and Chief Executive Officer	April 1, 2009	146,000	$4.90	$506,183
Veronica Chen(2) Former Chief Financial Officer	May 1, 2009	75,000	$4.90	$291,737
Richard P. Wu(3) Former Chief Financial Officer	-	-	-	-

(1)
The options awarded to Mr. Ji vest evenly over four years beginning on April 1, 2010. Ms. Chen forfeited her options when she resigned in January 2010, which was prior to the initial vesting date of her options.

(2)	The dollar amount reflected in this column is equal to the aggregate grant date fair value of the options awards computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End

The following table discloses certain information regarding all outstanding option awards for each of our named executive officers as of December 31, 2009.  We have not granted any equity awards to any named executive officer other than the option awards set forth in the table below.

Name and Principal Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price	Option Expiration Date
Qinan Ji Chairman and Chief Executive Officer	April 1, 2009	-	146,000	$4.90	April 1, 2015
Veronica Chen(2) Former Chief Financial Officer	May 1, 2009	-	75,000	$4.90	May 1, 2015
Richard P. Wu(3) Former Chief Financial Officer	-	-	-	-	-

(1)
The options awarded to Mr. Ji vest evenly over four years beginning on April 1, 2010. Ms. Chen forfeited her options when she resigned in January 2010, which was prior to the initial vesting date of her options.

Option Exercises and Stock Vested

Our executives did not exercise any stock options or hold any stock awards that vested during the year ended December 31, 2009.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

Non-Employee Director Compensation

The Compensation Committee of the Board of Directors, which is comprised of Messrs. Leighton, Yeung and Wang, are responsible for evaluating compensation levels and compensation programs for our Board of Directors and for making recommendations to the Board of Directors regarding appropriate compensation awards for directors.

The compensation program for non-employee directors is designed to attract, retain and motivate experienced non-employee directors, to optimize long-term stockholder value and reward members of the Board based on the extent of their participation on the Board and its committees. Generally, the Compensation Committee makes an annual recommendation regarding the structure of the non-employee director compensation program, considering the factors described above as well as information regarding director compensation programs for other comparable companies.

During the year ended December 31, 2009, Messers Yang, Yeung and Leighton received a director fee of $3,000 per month. Mr. Wang received an annual director fee of $5,279. Each of our non-employee directors was reimbursed for reasonable expenses incurred in attending Board and committee meetings. Our Chairman and Chief Executive Officer, Mr. Ji, did not receive any compensation for his services as a director during the year ended December 31, 2009.

We entered into independent director agreements with Messrs. Leighton, Yeung and Wang on August 5, 2008, July 1, 2008 and January 1, 2008, respectively. These agreements were entered into subsequent to such directors’ appointment to the Board and provided that they would receive the director fees described above and set forth in the table below in the column “Fees Earned or Paid in Cash.” The agreements with Messrs. Leighton, Yeung and Wang expired on August 5, 2009, July 1, 2009 and January 1, 2010, respectively.

The following table sets forth all compensation paid to our non-employee directors during the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	All Other Compensation	Total ($)
Zhiqiang Wang	5,279	17,335	-	22,614
Yang Xiang Dong	36,000	17,335	-	53,335
Carl Yeung	36,000	17,335	-	56,802
Lawrence W. Leighton	36,000	17,335	-	53,335

(1)
In 2009, Messrs. Wang, Yang and Leigton each received options to purchase 5,000 shares of common stock and Mr. Yeung received options to purchase 6,000 shares of common stock.  The dollar amount reflected in this column is equal to the aggregate grant date fair value of such options computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2009 for an explanation of all assumptions made by us in determining the values of our option awards.

(2)	The following table sets forth details of the stock options granted to our non-employee directors:

Name	Grant Date	Exercise Price ($)	Grant Date Fair Value ($)*	Total Option Awards Outstanding at 2010 Fiscal Year End
Zhiqiang Wang	April 1, 2009	4.90	17,335	5,000
Yang Xiang Dong	April 1, 2009	4.90	17,335	5,000
Carl Yeung	April 1, 2009	4.90	20,802	6,000
Lawrence W. Leighton	April 1, 2009	4.90	17,335	5,000

*	The dollar amount reflected in this column is equal to the aggregate grant date fair value of the options awards computed in accordance with FAS 123R.

Compensation Policies and Risk Management

We do not believe that risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the review and approval of the Audit Committee under its charter. The related party transactions discussed below were approved by the full Board and not separately approved by the Audit Committee because the transactions arose in connection with agreements approved by the Board prior to the adoption of the Audit Committee’s charter.

We have entered into the following transactions with Abax Lotus Ltd. (“Abax”). Yang Xiang Dong, who became a director on our Board on August 7, 2008 pursuant to the investor rights agreement discussed below, and who has been nominated for election at the Annual Meeting, is a controlling shareholder, executive officer and director of Abax.

On December 30, 2007, we entered into a securities purchase agreement with Abax and, on January 29, 2008, we entered into an amendment to such agreement with Abax (as amended, the “Purchase Agreement”).  Under the Purchase Agreement, on January 29, 2008, we issued to Abax $20,000,000 in principal amount of our 5.0% Guaranteed Senior Notes due 2014 (the “Senior Notes”) and warrants to purchase 1,450,000 shares of our common stock (the “Abax Warrants”), and on March 3, 2008, we issued to Abax an additional $20,000,000 in principal amount of Senior Notes.

In connection with the Purchase Agreement, on January 29, 2008, we entered into:

▪	an indenture with DB Trustees (Hong Kong) Limited, as trustee (the “Trustee”), pursuant to which the Senior Notes were issued (the “Indenture”);

▪	a warrant agreement with Deutsche Bank AG, Hong Kong Branch, as warrant agent, pursuant to which the Abax Warrants were issued;

▪
an investors rights agreement with Abax, pursuant to which, among other things, Abax had the right to nominate a director for election to the Board so long as Abax held at least 10% of the outstanding shares of common stock on an as-converted, fully diluted basis. Abax no longer holds such amount of our common stock and therefore no longer has a director nomination right.

▪
a registration rights agreement with Abax, pursuant to which we agreed to file a registration statement to register the resale of the shares of common stock issuable upon exercise of the Abax Warrants. We filed a registration statement on Form S-1 (File No. 149719), which was declared effective by the SEC on May 6, 2008, to register the resale of the shares of common stock issuable upon exercise of the Abax Warrants.

▪	an information rights agreement with Abax, pursuant to which Abax has the right to receive certain information regarding the Company.

▪
an onshore share pledge agreement with DB Trustees (Hong Kong) Limited, as pledgee, pursuant to which we granted to DB Trustees (Hong Kong) Limited, on behalf of the holders of the Senior Notes, a pledge on 65% of our equity interests in Shaanxi Xilan Natural Gas Co., Ltd., a wholly foreign owned enterprise organized and existing under the laws of the People’s Republic of China and a wholly-owned subsidiary of the Company; and

▪
an account pledge and security agreement with DB Trustees (Hong Kong) Limited, as collateral agent, pursuant to which we granted to DB Trustees (Hong Kong) Limited a security interest in the account where the proceeds from our sale of the Senior Notes were deposited.

The Senior Notes will mature on January 30, 2014 and have borne interest at a rate of 5.0% per annum since issuance. On the dates set forth in the table below, we will be required make prepayments of the corresponding percentage of principal amount (or such lesser principal amount as shall then be outstanding) in respect of the aggregate outstanding principal amount of the Senior Notes as of July 30, 2011:

Date	Prepayment Amount Percentage of Principal Amount
July 30, 2011	8.3333%
January 30, 2012	8.3333%
July 30, 2012	16.6667%
January 30, 2013	16.6667%
July 30, 2013	25.0000%

We have the option to redeem all, but not less than all, of the Senior Notes at the redemption prices set forth below (in each case expressed as a percentage of the outstanding unpaid principal amount), plus accrued and unpaid interest, if redeemed during the twelve month period commencing on January 29 of the years set forth below:

Year	Redemption Amount Percentage of Principal Amount
2010	106%
2011	104%
2012	102%
2013	100%

During the fiscal year ended December 31, 2009, we did not make any payments of principal or interest on the Senior Notes, except as described below.

The terms of the Indenture obligated us to complete a qualifying listing, as defined therein, by January 29, 2009. As we did not complete a qualifying listing by such date, we were obligated to pay to Abax additional interest at the rate of 3.0% per annum, calculated from and including January 29, 2009 to the date of our qualifying listing. However, Abax caused the Trustee to waive our obligation to pay such additional interest in February 2009. The waiver extended the deadline for a qualifying listing to May 4, 2009, but provided that if a qualifying listing were not completed by such date, additional interest of 3.0% per annum would be payable from January 29, 2009 to the date of our qualifying listing. We completed our NASDAQ listing, which constituted a qualifying listing, on June 1, 2009, after the extended May 4, 2009 deadline. Therefore, under the terms of the initial waiver, we were required to pay additional interest at a rate of 3.0% per annum for the period from January 29, 2009 to June 1, 2009, or $406,667. However, in August 2009, we reached an agreement with Abax whereby we agreed to pay Abax $113,214, which reflected additional interest at the rate of 3.0% per annum for the period from April 30, 2009 to May 31, 2009, and $50,000, which reflected out-of-pocket expenses incurred by Abax in connection with a financing transaction proposed in 2008, but never consummated.

The Abax Warrants are presently exercisable and have an exercise price of $7.3652 per share, although Abax has not exercised any of the Abax Warrants. If Abax does not exercise the Abax Warrants prior to their expiration date, January 29, 2015, Abax can require us to repurchase the Abax Warrants for $17,500,000.

Additional details of the above transactions as well as the terms of the Senior Notes and the Abax Warrants are set forth in our Current Report on Form 8-K, filed with the SEC on January 1, 2008 and Note 5 to the consolidated financial statements contained in our Annual Report, which are incorporated herein by reference. We undertake to provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of our Current Report on Form 8-K, filed with the SEC on January 1, 2008, together with all exhibits filed therewith. Requests for a copy of such Current Report on Form 8-K may be made in writing to the Secretary of China Natural Gas, Inc., at 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China, or by telephone at +86-29-8832-7391.

As of December 31, 2009, the aggregate amount in principal of Senior Notes outstanding was $27,292,287, which reflects the largest amount in principal outstanding during the fiscal year ended December 31, 2009. As of October 25, 2010, the aggregate amount in principal of Senior Notes outstanding was $29,716,608.

Other than as discussed above, there have been no transactions since the beginning of our fiscal year ended December 31, 2009, and there are no current proposed transactions, in which we were or will be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock on October 25, 2010, by (i) those persons known by management of the Company to beneficially own 5% or more of our common stock, (ii) each director and director-nominee, (iii) our named executive officers, and (iv) all executive officers and directors of the Company as a group.

	Common Stock
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Qinan Ji (3) Chairman and Chief Executive Officer	2,965,798	13.91%
Zhiqiang Wang Director	1,250	*
Yang Xiang Dong (4) Director	1,451,250	6.37%
Carl Yeung (5) Director	1,500	*
Lawrence Leighton Director	2,250	*
David She Acting Chief Financial Officer	-	*
Veronica Chen (6) Former Chief Financial Officer	-	*
Richard P. Wu (7) Former Chief Financial Officer	-	*
Directors, executive officers and named executive officers as a group	4,480,448	19.42%
Xiang Ji Tang Xing Shu Ma Building, Suite 418 Tang Xing Road Xi’an, Shaanxi Province, People’s Republic of China	1,760,000	8.25%
Heartland Advisors, Inc. (8) 789 North Water Street Milwaukee, WI 53202	1,476,000	6.92%
Wellington Management Company, LLP (9) 75 State Street Boston, MA 02109	1,446,730	6.79%
Xi’an Sunway Technology & Industry Co., Ltd. (3) Tang Xing Shu Ma Building, Suite 418 Tang Xing Road Xi’an, Shaanxi Province, People’s Republic of China	1,437,682	6.74%
Abax Lotus Ltd. (4) c/o Abax Global Capital (Hong Kong) Limited Suite 6708, 67/F Two International Finance Center 8 Finance Street, Central, Hong Kong	1,450,000	6.37%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Unless otherwise indicated, the address for each director, director-nominee and officer is c/o China Natural Gas, Inc., 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, People’s Republic of China. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The information in this table is based on statements in filings with the SEC, or other reliable information available to the Company.

(2)
Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options or warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from October 25, 2010 are deemed outstanding. For each individual and group, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 21,321,904 shares of common stock outstanding on October 25, 2010 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after October 25, 2010. The Company is not aware of any pledge of common stock that could result in a change of control of the Company.

(3)
Mr. Ji beneficially owns 2,965,798 shares of common stock as follows: (i) Mr. Ji is the direct owner of record 1,146,087 shares of common stock and has sole voting and investment power over such shares, and (ii) Mr. Ji shares voting and investment power over 1,437,682 shares of common stock that are directly owned of record by Xi’an Sunway Technology & Industry Co., Ltd. (“Xi’an Sunway”), a company formed under the laws of the People’s Republic of China, due to Mr. Ji’s ownership of 42.1% of the outstanding equity of Xi’an Sunway. Mr. Ji disclaims any beneficial ownership in the 1,078,262 shares of common stock that are directly owned of record by Xi’an Sunway Technology & Industry Co., Ltd., except to the extent of his pecuniary interest therein.

(4)
Mr. Yang beneficially owns 1,451,250 shares of common stock as follows: (i) Mr. Yang is the direct owner of record of options to purchase 1,250 shares of common stock that are currently exercisable and has sole voting and investment power over such options, and (ii) Mr. Yang shares voting and investment power over warrants to purchase 1,450,000 shares of common stock, which are directly owned of record by Abax Lotus Ltd., a Cayman Islands company (“Abax”) and are currently exercisable (the “Abax Warrants”). Based solely on the information set forth in the Schedule 13D filed with the SEC on February 6, 2008, Mr. Yang shares voting and investment power over the Abax Warrants with Abax, Abax Global Opportunities Fund, a Cayman Islands company (the “Fund”), Abax Arhat Fund, a Cayman Islands company (“Arhat”) and 50% owner of the Fund, Abax Upland Fund LLC, a Delaware limited liability company (“Upland”) and 50% owner of the Fund, Abax Global Capital, a Cayman Islands company and the sole shareholder of Arhat (“Arhat Shareholder”), Abax Claremont Ltd., a Cayman Islands company and the managing member of Upland (“Upland Managing Member”) and Christopher Chung-Yi Hsu, who, along with Mr. Yang, are the controlling members of Arhat Shareholder and Upland Managing Member.

(5)	Mr. Yeung is the direct owner of record of options to purchase 1,500 shares of common stock that are currently exercisable and has sole voting and investment power over such options.

(6)	Ms. Chen was appointed as our Chief Financial Officer on May 1, 2009 and resigned from the position effective January 31, 2010.

(7)	Mr. Wu was appointed as our Chief Financial Officer on October 23, 2008, and resigned from the position on March 25, 2009.

(8)
Based solely on the information set forth in the Schedule 13G/A filed with the SEC on February 10, 2010, Heartland Advisors, Inc., a Wisconsin corporation and an investment advisor registered with the SEC, and William J. Nasgovitz, the president and control person of Heartland Advisors, Inc., may be deemed to share voting and investment power over these shares by virtue of Heartland Advisors, Inc.’s investment discretion and voting authority granted by certain of its clients, which may be revoked at any time, and Mr. Nasgovtiz’s control of Heartland Advisors, Inc. Mr. Nasgovitz disclaims beneficial ownership of these shares.

(9)
Based solely on information set forth in the Schedule 13G filed with the SEC on February 12, 2010, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to share voting and investment power over these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in such ownership with the SEC. Such persons are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of these forms and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock have been timely satisfied, except as previously disclosed by us in our annual reports on Form 10-K for the fiscal years ending December 31, 2007, 2008 and 2009, and as follows (all share numbers below give effect to our 1-for-2 reverse stock split, effective May 13, 2009):

▪
Mingqing Lu, our former Chief Executive Officer and former director, did not timely file a Form 3 upon becoming an executive officer and director of the Company on December 6, 2005 (the Form 3 was filed on December 23, 2005).

▪
Bo Chen, our former President and former director, did not timely file a Form 3 upon becoming an executive officer and director of the Company on December 6, 2005 (the Form 3 was filed on December 22, 2005).

▪
Yangling Bodisen Biotech Development Co., Ltd. did not timely file a Form 3 upon becoming an owner of more than 10% of our outstanding common stock on December 6, 2005 (the Form 3 was filed on December 23, 2005).

▪	Patrick McManus, our former director, did not file a Form 3 upon becoming a director on March 27, 2006.

▪	Zhu Xiaogang, our former Chief Financial Officer, did not timely file a Form 3 upon becoming an executive officer on December 6, 2005 (the Form 3 was filed on December 22, 2005).

▪
Veronica Chen, our former Chief Financial Officer, did not timely file a Form 3 upon becoming an executive officer on April 28, 2009 (the Form 3 was filed on May 11, 2009), did not file one Form 4 relative to one transaction in 2009 and has never filed a Form 5 to report such transaction.

▪	Chen Yuman, a former executive officer, did not timely file a Form 3 upon becoming an executive officer on December 6, 2005 (the Form 3 was filed on December 22, 2005).

▪	Li Liangzhong, a former executive officer, did not timely file a Form 3 upon becoming an executive officer on December 6, 2005 (the Form 3 was filed on December 22, 2005).

▪
Qinan Ji, our Chairman and Chief Executive Officer, did not timely file a Form 3 upon becoming a director on December 6, 2005 (the Form 3 was filed on December 22, 2005), did not file one Form 4 relative to one transaction in 2009 and  has never filed a Form 5 to report such transaction.

▪
Xi’an Sunway Technology & Industry Co., Ltd. did not timely file a Form 3 upon becoming an owner of more than 10% of our outstanding common stock on December 6, 2005 (the Form 3 was filed on December 23, 2005).

▪
Zhiqiang Wang, our current director, did not timely file a Form 3 upon becoming a director on September 22, 2006 (the Form 3 was filed on August 28, 2008), did not file one Form 4 relative to one transaction in 2009 and has never filed a Form 5 to report such transaction.

▪
Lawrence Leighton did not file one Form 4 relative to one transaction in 2008 and has never filed a Form 5 to report such transaction, and did not file one Form 4 relative to one transaction in 2009 and has never filed a Form 5 to report such transaction.

▪	Carl Yeung did not file one Form 4 relative to one transaction in 2009 and has never filed a Form 5 to report such transaction.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Pursuant to Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2011 annual meeting of stockholders must be received at our principal executive offices not later than 120 days prior to the first anniversary of the mailing date of this proxy statement, or July 1, 2011, unless the date of the meeting has changed more than 30 days from the date of the 2010 Annual Meeting, in which case notice must be received a reasonable time before we send our proxy materials for the 2011 annual meeting. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

If a stockholder who wishes to present a proposal fails to notify us by the above deadline and such proposal is brought before the 2011 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2011 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In addition to the SEC’s proxy rules, our Bylaws provide certain requirements that must be met for business to be properly brought before an annual meeting of stockholders. Pursuant to our Bylaws, only business brought before the annual meeting in accordance with the following procedures may be transacted. Business may be brought before an annual meeting of stockholders only (i) if specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before such meeting by or at the direction of the Board or (iii) otherwise properly brought before such meeting by a stockholder. For business to be brought properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice of such business in proper written form to our Secretary.

Our Bylaws provide that to be timely, a stockholder’s notice must be delivered in writing either by personal delivery or registered or certified mail, return receipt requested, to our Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the release date of our proxy statement to our stockholder’s in connection with the preceding year’s annual meeting, except that if no annual meeting of stockholders was held in the previous year or the date of the annual meeting has been changed by more than 60 calendar days from the anniversary of the annual meeting as stated in the previous year’s proxy statement, a proposal of a stockholder must be delivered a reasonable time before the solicitation is made.

To be in proper written form, our Bylaws provide that a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) a representation that such stockholder is a holder of record of stock of the Company entitled to vote with respect to such business and that such stockholder intends to appear in person or by proxy at the annual meeting to move the consideration of such business, (iii) the name and address, as they appear on the Company’s books of the stockholder proposing such business, (iv) the class and number of shares of stock of the Company which are beneficially owned by such stockholder, and (v) any interest of such stockholder in such business.

Stockholders should submit their proposals to 19th Floor, Building B, Van Metropolis, 35 Tang Yan Road, Hi-Tech Zone, Xi’an, 710065, Shaanxi Province, China, Attention: Secretary.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2010 Annual Meeting other than as described in this Proxy Statement.  If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our common stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, Annual Report, or proxy statement mailed to you, please submit a request to our Secretary, or call our Secretary at +86-29-8832-7391, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year's annual meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Secretary at the phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

By order of the Board of Directors Qinan Ji Chairman and Chief Executive Officer October 29, 2010

 Annex A — 2009 EMPLOYEE STOCK OPTION AND STOCK AWARD PLAN

CHINA NATURAL GAS, INC.
2009 EMPLOYEE STOCK OPTION AND STOCK AWARD PLAN

1.            Purpose.

The purpose of the China Natural Gas, Inc. 2009 Employee Stock Option and Stock Award Plan (the “Plan”) is to enhance the long-term stockholder value of China Natural Gas, Inc., a Delaware corporation (the “Company”), by offering opportunities to employees,  directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section  2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

2.            Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1           “Award” means an award or grant made pursuant to the Plan, including, awards or grants of Options or Incentive Stock Awards.

2.2           “Board” means the Board of Directors of the Company.

2.3           “Cause” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), as provided under applicable law, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.5           “Common Stock” means the common stock, par value $.0001 per share, of the Company.

2.6            “Disability” means “permanent and total disability” as that term is defined for purposes of Section 22(e)(3) of the Code.

2.7            “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.8           “Fair Market Value” shall be established in good faith by the Plan Administrator or if the Common Stock is listed on the NASDAQ Global Market or the NASDAQ Capital Market, the average of the high and low per share sales prices for the Common Stock as reported by the NASDAQ Global Market or the NASDAQ Capital Market (as the case may be) for a single trading.  If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.  Notwithstanding anything in this Plan to the contrary, to the extent applicable, the determination of the Fair Market Value of a share of Common Stock shall be determined in a manner which complies with Section 409A of the Code and the applicable Treasury Regulations promulgated thereunder.

2.9           “Grant Date” means the date the Plan Administrator adopted the granting resolution and all conditions precedent to the grant have been satisfied; provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date. If, however, the Plan Administrator designates in a resolution a later date as the date an Award is to be granted, then such later date shall be the “Grant Date.”

2.10         “Incentive Stock Award” means an Option to purchase Common Stock granted under Section 7 and as designated under Section 7.9.

2.11          “Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7.

2.12          “Option” means the right to purchase Common Stock granted under Section 7.

2.13          “Participant” means (a) the person to whom an Award is granted; (b) for a Participant who has died, the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 8; or (c) person(s) to whom an Award has been transferred in accordance with Section 8.

2.14          “Plan Administrator” means the Compensation Committee of the Board or any successor committee of the Board designated to administer the Plan under Section 3.1.

2.15          “PRC” means the People’s Republic of China.

2.16          “Retirement” means retirement on or after the individual’s normal retirement date under PRC law or the law of such individual’s other jurisdiction of employment unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.17          “Securities Act” means the United States Securities Act of 1933, as amended.

2.18          “Subsidiary” means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect subsidiary of the Company.

3.            Administration.

3.1           Plan Administrator.  The Plan shall be administered by the Compensation Committee of the Board or a successor committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding “non employee directors” as contemplated by Rule 16b-3 under the Exchange Act. The Plan Administrator may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Plan Administrator may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Plan Administrator.

3.2           Administration and Interpretation by the Plan Administrator.  Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

4.            Stock Subject to the Plan.

4.1           Authorized Number of Shares.  Subject to adjustment from time to time as provided in Section 9.1, the number of shares of Common Stock that shall be available for issuance under the Plan shall be 2,920,000 shares.  The maximum aggregate number of shares of  Common Stock that may be issued under the Plan pursuant to the exercise or vesting of Awards shall be the number determined pursuant to the preceding sentence, as adjusted from time to time pursuant to Section 9.1.  Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2           Reuse of Shares.  Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), and/or shares of Common Stock subject to repurchase or forfeiture which are subsequently reacquired by the Company, shall again be available for issuance in connection with future grants of Awards under the Plan.

5.            Eligibility.

Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

6.            Awards.

6.1           Form and Grant of Awards.  The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include Nonqualified Stock Options or Incentive Stock Awards. Awards may be granted singly or in combination.

6.2           Settlement of Awards.  The Company may settle Awards through the delivery of shares of Common Stock, cash payments, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

7.            Terms and Conditions of Awards.

7.1           Grant of Awards.  The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Awards, which shall be appropriately designated.

7.2           Exercise Price.  The exercise price for shares purchased under an Award shall be as determined by the Plan Administrator.

7.3           Term.  The term of each Award shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4           Exercise and Vesting.  The Plan Administrator shall establish and set forth in each instrument that evidences an Award the time at which, or the installments in which, the Award shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. To the extent that an Award has become exercisable, the Award may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Award is being exercised and accompanied by payment in full as described in Section 7.6. The Plan Administrator may determine at any time that an Award may not be exercised as to less than any number of shares at any one time for vested shares and any number in its discretion for unvested shares (or the lesser number of remaining shares covered by the Award).

7.5           Performance Conditions.  The Plan Administrator is authorized to subject an Award to performance requirements (which may be based on continuous service with the Company or the achievement of performance goals related to profits or loss, revenue or profit growth or loss reduction, profit or loss related return ratios, other balance sheet or income statement targets or ratios, market share, project completion, operational or productivity efficiency gains, cash flow, share price appreciation or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, must be satisfied as a condition of the Award becoming vested and exercisable.  Such performance requirements shall be set forth in the instrument evidencing the Award.

7.6           Payment of Exercise Price.  The exercise price for shares purchased under an Award shall be paid in full to the Company by delivery of consideration equal to the product of the Award exercise price and the number of shares purchased. Such consideration must be paid in cash.

7.7           Post-Termination Exercises.  The Plan Administrator shall establish and set forth in each instrument that evidences an Award whether the Award will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Award, the Award will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

7.8           Prohibition on Repricing.  An option issued under the Plan may not, without prior approval of the Company’s stockholders at a duly-constituted meeting, be repriced by lowering the exercise price or by cancellation of an outstanding Award with a subsequent replacement or re-grant of an option with a lower exercise price.

7.9           Incentive Stock Awards.  The Plan Administrator may designate an Award an Incentive Stock Award, in which case it may not be subject to time-based vesting but instead subject only to specific performance conditions to become vested and exercisable, as designated by the Plan Administrator and forth in the instrument evidencing the Award.  For removal of doubt, an Incentive Stock Award is not intended to be an Incentive Stock Option under the Code.

8.            Assignability.

No Awards granted under the Plan or any interest therein may be assigned, pledged or transferred by the Participant other than by will or by the applicable laws of descent and distribution, and, during the Participant’s lifetime, such Award may be exercised only by the Participant or a permitted assignee or transferee of the Participant (as provided below).

9.            Adjustments.

9.1           Adjustment of Shares.  In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Sections 4.1; and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

9.2           Limitations.  The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

9.3           Fractional Shares.  In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

10.          Withholding.

The Company may require the Participant to pay to the Company the amount of any taxes or social insurance contributions that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, (a) by paying cash, (b) by electing to have the Company withhold shares of Common Stock (up to the minimum required federal withholding rate), or (c) by transferring shares of Common Stock to the Company (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes or social insurance contributions. The Company may also deduct from any Award any other amounts due from the Participant to the Company or a Subsidiary.

11.          Amendment and Termination of Plan.

11.1          Amendment of Plan.  The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of persons eligible to receive Awards, or (c) otherwise require stockholder approval under any applicable law or regulation.

11.2          Termination of Plan.  The Board may suspend or terminate the Plan at any time.

11.3          Consent of Participant.  The amendment or termination of the Plan shall not, without the consent of the Participant, impair or diminish any rights or obligations under any Award theretofore granted under the Plan.

12.          General.

12.1          Evidence of Awards.  Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

12.2          Continued Employment or Services; Rights in Awards.  None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company’s right to terminate the employment or services of any person.

12.3          Registration.  The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with U.S. federal and state securities laws.

Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.

12.4          No Rights As A Stockholder.  No Award shall entitle the Participant to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

12.5          Compliance With Laws And Regulations.  No Shares of Common Stock shall be issued pursuant to an Award unless such issuance complies with all applicable laws and regulations. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

12.6          No Trust Or Fund.  The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

12.7          Severability.  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.8          Participants In Foreign Countries.  The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable, after consideration of the provisions of the laws of the PRC or other foreign countries in which the Company or its Subsidiaries may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.   The Plan Administrator may restrict the issuance of shares of Common Stock pursuant to any Awards or delay the removal of restrictions on shares of Common Stock pursuant to any Awards until it determines in its discretion that  the Company or its Subsidiaries has satisfied the legal or regulatory  procedures or requirements as may be necessary or desirable to ensure the viability of the benefits of the Awards.

12.9          Choice Of Law.  The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the federal laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

13.           Effective Date.

The Plan’s effective date is the date on which it is adopted by the Board.

CHINA NATURAL GAS, INC.
BUILDING B. VAN METROPOLIS
35 TANG YAN RD. HI-TECH ZONE 19TH FL
XIAN, SHAANXI PROVINCE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. People's Republic of China Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. People's Republic of China Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27904-P03494 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CHINA NATURAL GAS, INC.

The Board of Directors recommends a vote FOR all nominees and FOR proposals 2, 3, and 4.

	For	Against	Abstain
1. Election of Directors at the meeting			
1a. Qinan Ji	☐	☐	☐
1b. Zhiqiang Wang	☐	☐	☐
1c. Yang Xiang Dong	☐	☐	☐
1d. Carl Yeung	☐	☐	☐
1e. Lawrence W. Leighton	☐	☐	☐
2. To ratify the adoption of the China Natural Gas, Inc. 2009 Employee Stock Option and Stock Award Plan.	☐	☐	☐
3. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.	☐	☐	☐
4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M27905-P03494

CHINA NATURAL GAS, INC.
Annual Meeting of Shareholders
December 8, 2010 9:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Qinan Ji, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CHINA NATURAL GAS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholders to be held at 9:30 AM on 12/8/2010, at the Shuofang Hotel, located at No. 67 Dongxin Street, Jingbian County, Shanxi Province, People's Republic of China, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side